UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Unsecured Securities Purchase Agreement

On June 26, 2023, Faraday Future Intelligent Electric Inc. (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to that certain Securities Purchase Agreement dated as of May 8, 2023 (the “Unsecured SPA”), by and among the Company, Metaverse Horizon Limited and V W Investment Holding Limited, as purchasers (collectively with additional purchasers from time to time party thereto, the “Unsecured SPA Purchasers”). Amendment No. 1 amended and restated Section 2.1(a)(i) of the Unsecured SPA to provide that the Unsecured SPA Purchasers may, in their reasonable discretion, postpone or cancel any closing of their purchase of the Company’s unsecured convertible senior promissory notes (the “Unsecured Notes”) pursuant to the Unsecured SPA if the Company has not issued a press release or other public announcement confirming that the second phase of the Company’s three-phase delivery plan has begun on or prior to August 31, 2023, within 15 calendar days of such date.

Joinders and Amendment Agreements

FFVV Joinder

On June 26, 2023, the Company entered into a Joinder and Amendment Agreement (the “FFVV Joinder”) with FF Vitality Ventures LLC (“FFVV”), pursuant to which FF Simplicity Ventures LLC or a permitted assign (“FFSV”) agreed to exercise its option to purchase $20,000,000 of Tranche B Notes in accordance with the terms of the Securities Purchase Agreement, dated as of August 14, 2022 (as amended as of the date of the FFVV Joinder, the “Secured SPA”), with funding of 75% of such amount within five business days of the date of the FFVV Joinder and the remaining 25% of such amount within three business days thereafter, subject to the satisfaction of the following closing conditions (the “Tranche B Closing Conditions”): (i) delivery of a warrant registered in the name of FFSV to FFSV to purchase up to a number of shares of the Company’s Class A Common Stock (the “Common Stock”) equal to 33% of FFSV’s Conversion Shares (as defined in the Secured SPA) on the Closing Date (as defined in the Secured SPA) with an exercise price equal to $0.8925, (ii) delivery to FFSV of the applicable Tranche B Note, (iii) subject to the Note Waivers (as defined in the FFVV Joinder), no Default or Event of Default exists, as such terms are defined under the Secured SPA, and (iv) subject to the Note Waivers, that the representations and warranties in the Financing Documents (as defined in the Secured SPA) are true and correct in all material respects (without duplication of any materiality qualifier) both before and after giving effect to such Tranche B Note. If FFSV exercises its option to invest another $10,000,000 of Tranche B Notes in accordance with the terms of the Secured SPA on or prior to the later of (x) August 1, 2023 or (y) four business days after the meeting of the Company’s stockholders for the required stockholder approval under the Unsecured SPA to increase the Company’s authorized shares of Common Stock and for purposes of the Nasdaq Stock Market (“Nasdaq”) Listing Rule 5635 (to the extent needed) (the “Stockholder Approval”), then the Company agrees to subsequently amend the Unsecured SPA whereby FFVV will invest another $20,000,000 in New Notes (defined below) subject to terms substantially identical to those provided in the Unsecured SPA (in effect as of the date of the FFVV Joinder, including, without limitation, the funding date timeline).

Pursuant to the FFVV Joinder, FFVV agreed to purchase, under the Unsecured SPA, Unsecured Notes in an aggregate principal amount of up to $40,000,000 (collectively, the “New Notes”) in installments, as follows: (i) $5 million in principal amount under the New Notes within five business days after the satisfaction of the closing conditions described below (the “Closing Conditions”) or such earlier business day as designated by FFVV by notice to the Company (the “First Closing”); (ii) $5 million in principal amount under the New Notes within 15 business days after the First Closing (the “Second Closing”); (iii) $5 million in principal amount under the New Notes within 15 business days after the Second Closing (the “Third Closing”); (iv) $5 million in principal amount under the New Notes within 15 business days after the satisfaction of the Closing Conditions (the “Fourth Closing”); (v) $5 million in principal amount under the New Notes within 15 business days after the Fourth Closing (the “Fifth Closing”); (vi) $5 million in principal amount under the New Notes within 15 business days after the Fifth Closing (the “Sixth Closing”); (vii) $5 million in principal amount under the New Notes within 15 business days after the Sixth Closing (the “Seventh Closing”); and (viii) $5 million in principal amount under the New Notes within 15 business days after the Seventh Closing (the “Eighth Closing,” and each of the First Closing, the Second Closing, the Third Closing, the Fourth Closing, the Fifth Closing, the Sixth Closing, the Seventh Closing and the Eighth Closing, a “Closing”).

The conversion price of the New Notes shall be $0.8925 subject to adjustment, as set forth in the Unsecured SPA. The floor price of the New Notes and, as amended pursuant to the FFVV Joinder, for each of the notes issued to FFSV (or its affiliates) under the Secured SPA, shall be $0.05 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring thereafter) (or such lower amount as may be permitted under Nasdaq rules from time to time).

The terms and conditions of the New Notes cannot be amended, modified, supplemented or amended and restated without the consent of FFVV .

The funding at each Closing is subject to the following Closing Conditions: (a) an effective registration statement with respect to the shares of Common Stock issuable upon exercise of the warrants issuable under the Unsecured SPA and the shares of Common Stock issued and issuable pursuant to the terms of the New Notes (including, without limitation, shares of Common Stock issued and issuable in lieu of the cash payment of interest on the New Notes in accordance with the terms thereof) (collectively, the “Underlying Shares”) for such Closing and (b) the Company shall have reserved the Required Reserve Amount (defined below) in full as of such Closing Date.

Pursuant to the FFVV Joinder, FFVV may not convert any New Notes to the extent that such conversion would result to FFVV, together with its affiliates and other persons acting as a group together FFVV, would beneficially own in excess of 4.99% of the number of the shares of Common Stock outstanding prior to giving effect to such conversion (the “Notes Beneficial Ownership Limitation”). Upon notice to the Company, FFVV may increase or decrease the Notes Beneficial Ownership Limitation, provided it shall not exceed 4.99% of the number of shares of Common Stock outstanding after giving effect to such conversion. In addition, pursuant to the FFVV Joinder, the warrants issued to FFVV in connection with the New Notes shall be subject to a beneficial ownership limitation (the “Warrants Beneficial Ownership Limitation”) that is 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon the exercise of such warrant, which Warrants Beneficial Ownership Limitation may also increase or decrease provided it shall not exceed 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of such warrant, subject to the provision of the warrant.

In addition, pursuant to the FFVV Joinder, the Unsecured SPA was further amended to provide that each Unsecured SPA Purchaser and FFVV has the option, upon written notice to the Company, to purchase from time to time for 12 months from May 8, 2023 and from June 25, 2023, respectively, additional convertible senior unsecured notes and warrants on the same terms as the New Notes (the “Additional Notes”), in an amount not to exceed 50% or 100% (the latter with the prior written consent of the Company) of the initial principal amount of the Unsecured Notes issued to such purchaser pursuant to Section 2.1(a) of the Unsecured SPA and purchased for cash.

Pursuant to the FFVV Joinder, the Company’s lack of sufficient authorized or registered shares to serve as Underlying Shares for the Notes and related Warrants (as defined in each of the Secured SPA and Unsecured SPA, respectively) is not deemed a breach of the Secured SPA, Unsecured SPA and related notes and warrants, as a result thereof. However, at any time any Tranche A Notes, Tranche B Notes, Tranche C Notes or Tranche D Notes remain outstanding (and any New Notes, Additional Notes and/or New Exchange Notes then outstanding or then issuable in connection with a transaction in which such determination is being made) (collectively, the “Applicable Notes”), the Company shall use reasonable best efforts to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of shares of Common Stock issuable upon conversion of all the Applicable Notes then outstanding and any New Notes, Additional Notes and/or New Exchange Notes then issuable in connection with a transaction in which such determination is being made (assuming for purposes hereof that any conversion of any Applicable Note shall not take into account any limitations on the conversion of such Applicable Note), (collectively, the “Required Reserve Amount”). The Required Reserved Amount shall not be reduced other than proportionally in connection with any conversion, exchange and/or redemption, as applicable. If the Company lacks shares sufficient to meet the Required Reserved Amount, it shall use reasonable best efforts to promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders and obtain stockholder approval to increase the Company’s authorized number of shares of Common Stock, and voting the management shares of the Company in favor of such an increase.

Pursuant to the FFVV Joinder, and in accordance with the provisions of the Secured SPA and Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), FFVV agreed, on behalf of its affiliates, that after the date of the FFVV Joinder, FFSV may deliver written notice (each, an “Exchange Notice”, and the date of such applicable Exchange Notice, each, an “Exchange Date”) to exchange (each, an “Exchange”) any Tranche B Notes, in whole or in part (each, an “Exchanging Note,” and such outstanding amounts thereunder, each, an “Exchanging Amount”), for either (x) Tranche D Notes (as defined in the Secured SPA), and/or (y) for any Additional Note under the Unsecured SPA, as applicable, (as set forth in such applicable Exchange Notice, each a “New Exchange Note,” and as converted, each a “New Exchange Conversion Share”). Each Exchange shall automatically be deemed to be consummated on the corresponding Exchange Date and, upon the delivery of such Exchange Notice, FFSV shall automatically be deemed to have exchanged the applicable Exchanging Amount of the applicable Exchanging Note for a New Exchange Note with an aggregate amount outstanding equal to the Exchanging Amount. The Company shall deliver a convertible note certificate evidencing such New Exchange Note to FFSV (or its designee) by no later than the fourth trading day after the Exchange Date (or such other date agreed upon by FFSV and the Company). On such Exchange Date, FFSV shall automatically be deemed to be the holder of such New Exchange Note, with full power to convert, redeem or otherwise enforce the terms and conditions of the New Exchange Note on or after such Exchange Date, whether or not the Company shall have delivered the convertible note certificate evidencing such New Exchange Note to FFSV (or its designee) on or prior to such date of determination. The consummation of an Exchange shall reduce FFSV’s optionality for Tranche D Notes and/or Additional Notes, as applicable, under the Secured SPA or Unsecured SPA, respectively, as applicable, for such corresponding Exchanging Amount and restore such optionality for the Tranche B Notes in accordance with the terms of the Secured SPA in effect as of the date of the FFVV Joinder.

Assuming FFSV is not then considered an “affiliate” of the Company under applicable rules, the holding period of the New Exchange Notes (and upon conversion of the New Exchange Notes, the New Exchange Conversion Shares) shall commence at the original issuance of such corresponding Exchanging Note and shall not be re-set in connection with such applicable Exchange. For the avoidance of doubt, and for purposes of Rule 144, the Company acknowledged and agreed that the holding period of the New Exchange Notes (and upon conversion of the New Exchange Notes, the New Exchange Conversion Shares) may be tacked onto the holding period of the Exchanging Notes, and the Company agreed not to take a contrary position.

In the FFVV Joinder, the Company represented and warranted to FFSV that (i) no brokerage or finder’s fees or commission were or will be payable by the Company or any of its subsidiaries in connection with the Exchange, the applicable Exchange Amount of the Exchanging Note being the sole consideration conveyed to the Company for the New Exchange Note (and upon conversion of such New Exchange Note, the New Exchange Conversion Shares) and no other consideration has or will be paid for such New Exchange Note; (ii) the Company has not, nor has any person acting on its behalf, directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Exchange and the issuance of the applicable New Exchange Note (and upon conversion of such New Exchange Notes, the New Exchange Conversion Shares) pursuant to such Exchange to be integrated with prior offerings by the Company for purposes of the Securities Act, which would prevent the Company from delivering such applicable New Exchange Note (and upon conversion of such New Exchange Note, the New Exchange Conversion Shares) pursuant to Section 3(a)(9) of the Securities Act, and the Company will not cause the applicable Exchange, issuance and delivery of such New Exchange Note (and upon conversion of such New Exchange Note, the New Exchange Conversion Shares) to be integrated with other offerings to the effect that the delivery of such New Exchange Note (and upon conversion of such New Exchange Note, the New Exchange Conversion Shares) to FFSV would be seen not to be exempt pursuant to Section 3(a)(9) of the 1933 Act; and (iii) other than legal counsel, the Company has not (and will not have) engaged any third parties to assist in the solicitation with respect to the Exchange.

Pursuant to the FFVV Joinder, the Company agreed to pay FFVV a one-time $300,000 working fee and legal fees not to exceed $350,000, which shall be paid by netting the purchase price for any New Notes with the amount of such fees.

Senyun Joinder

On June 26, 2023, Senyun International Ltd. (“Senyun”) executed a Second Joinder and Amendment Agreement (the “Senyun Joinder”), pursuant to which, Senyun or a permitted assign agreed to exercise its option to purchase $15,000,000 of Tranche A Notes in accordance with the terms of the Secured SPA, with funding of 75% of such amount within five business days of the date of the Senyun Joinder and the remaining 25% of such amount within three business days thereafter, subject to the satisfaction of the same Tranche B Closing Conditions as described above. If Senyun exercises its option to invest another $10,000,000 of Tranche A and/or B Notes in accordance with the terms of the Secured SPA on or prior to the later of (x) August 1, 2023 or (y) four business days after the meeting of the Company’s stockholders for the Stockholder Approval, then the Company agrees to subsequently amend the Unsecured SPA whereby Senyun will invest another $20,000,000 in New Notes subject to terms substantially identical to those provided in the Unsecured SPA (in effect as of the date of the Senyun Joinder, including, without limitation, the funding date timeline).

Pursuant to the Senyun Joinder, Senyun agreed to purchase, under the Unsecured SPA, Unsecured Notes (the “New Senyun Notes”) in an aggregate principal amount of up to $30,000,000 in installments of $3.75 million at each of the eight Closing dates. The floor price of the New Senyun Notes pursuant to the Senyun Joinder, and as amended pursuant to the Senyun Joinder, for each notes issued to Senyun (or its affiliates) under the Secured SPA, shall be $0.05 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions occurring thereafter).

The other material terms of the Senyun Joinder are the same as those set forth in the FFVV Joinder described above, except (i) the applicable Notes Beneficial Ownership Limitation and Warrants Beneficial Ownership Limitation pursuant to the Senyun Joinder are each 9.99% (instead of 4.99%, in each case, set forth in the FFVV Joinder), (ii) Senyun retained any right to preserve any potential dispute with regards to a conversion request that was sent to the Company in May 2023, and (iii) the one-time working fee and legal fees that the Company agreed to pay to Senyun were $225,000 and up to $262,500, respectively.

Consent to Joinders

On June 26, 2023, the Unsecured SPA Purchasers executed a letter consent to the FFVV Joinder and Senyun Joinder, and agreed specifically to Section 17 of each of the FFVV Joinder and Senyun Joinder, which states that (i) each shall not otherwise trigger any adjustment to the conversion or exercise price of the notes and warrants under the Secured SPA and Unsecured SPA, and (ii) that each of Senyun, FF Simplicity Ventures LLC and FF Prosperity Ventures LLC waived any such rights to any adjustment to the conversion or exercise price in each of the Secured SPA and/or the Unsecured SPA, as applicable, and the related notes and warrant.

The foregoing description of Amendment No. 1, the FFVV Joinder and the Senyun Joinder does not purport to be complete and is qualified in its entirety by the full text of the Forms of Common Stock Purchase Warrant, Amendment No. 1, FFVV Joinder, Senyun Joinder and Forms of New Notes filed as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference. The offer, sale and issuance of the New Notes to FFVV and Senyun were made in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On June 27, 2023, the Company issued a press release relating to Amendment No. 1, the FFVV Joinder and the Senyun Joinder. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
4.1	Form of FFVV Common Stock Purchase Warrant.
4.2	Form of Senyun Common Stock Purchase Warrant.
10.1	Amendment No. 1 to Securities Purchase Agreement, dated as of June 26, 2023, among Faraday Future Intelligent Electric Inc. and the Unsecured SPA Purchasers party thereto.
10.2	Joinder and Amendment Agreement, dated as of June 26, 2023, among Faraday Future Intelligent Electric Inc. and FF Vitality Ventures LLC.
10.3	Second Joinder and Amendment Agreement, dated as of June 26, 2023, among Faraday Future Intelligent Electric Inc. and Senyun International Ltd.
10.4	Form of FFVV Unsecured Convertible Senior Promissory Note.
10.5	Form of Senyun Unsecured Convertible Senior Promissory Note.
99.1	Press Release dated June 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: June 27, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer and Chief Accounting Officer

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